                           ASSIGNMENT AND ASSUMPTION

                  THIS ASSIGNMENT AND ASSUMPTION made as of this 25th day of June, 1997, between NTC HOLDING, LLC, a Delaware limited liability company ("Assignor"), and NORTH ATLANTIC TRADING ACQUISITION COMPANY, INC., a Delaware corporation to be renamed North Atlantic Trading Company, Inc. ("Assignee").

                              W I T N E S S E T H:

                  WHEREAS, contemporaneously herewith, Assignee is effectuating the refinancing of certain indebtedness and obligations of Assignor and its subsidiaries, among other things; and

                  WHEREAS, Assignor desires to assign and transfer to Assignee all of its rights, title and interests in and to all of its assets and properties (collectively, the "Assets"), including, without limitation, all of
(i) its limited partnership interests in National Tobacco Company, L.P., a Delaware limited partnership ("LP"), (ii) all of the issued and outstanding shares of capital stock of National Tobacco Finance Corporation, a Delaware corporation (the "NTFC Shares") and (iii) all of its rights, interests and obligations under a certain Stock Purchase Agreement, dated as of April 17, 1997 (the "Stock Purchase Agreement"), between the Assignor and NATC Holding Company, Ltd., a Bermuda corporation; and

                  WHEREAS, Assignee desires to accept such assignment, and, in consideration thereof, Assignee desires to assume all of


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the obligations of Assignor of any nature whatsoever, relating to, or arising out of, the Assets, including, without limitation, any obligations relating to, or arising out of, the Operating Agreement of Assignor dated as of May 17, 1996 (collectively, the "Obligations");

                  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Assets.

                  2. Assignee accepts said assignment by Assignor of all of Assignor's right, title and interest in the Assets and Assignee hereby assumes, and agrees to perform, all of the Obligations.

                  3. Assignor and Assignee hereby agree to take any and all action as may be necessary and appropriate to more fully effectuate the assignment of the Assets and the assumption of the Obligations hereunder, including, without limitation, (i) the execution and delivery by Assignor to

Assignee of a stock power with respect to the transfer of the NTFC Shares and
(ii) the execution and delivery by Assignor of an amendment to the Third Amended Limited Partnership Agreement of National Tobacco Company, L.P. relating to the transfer of the Partnership

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Interest.

                  4. Anything to the contrary contained herein notwithstanding, as required pursuant to Section 12.11 of the Stock Purchase Agreement, Assignor shall remain primarily liable thereunder.

                  5. This Assignment and Assumption shall be binding upon Assignor and Assignee and shall be governed by the laws of the State of New York without regard to principles of conflict of law thereunder.


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                  IN WITNESS WHEREOF, the undersigned have executed this
Assignment and Assumption as of the date first stated above.

                                     NTC HOLDING, LLC

                                     By: /s/ Thomas F. Helms, Jr.
                                         -------------------------------
                                          Thomas F. Helms, Jr.
                                          Manager and President


                                     NORTH ATLANTIC TRADING
                                       ACQUISITION COMPANY, INC.

                                     By: /s/ Thomas F. Helms, Jr.
                                         -------------------------------
                                          Thomas F. Helms, Jr.
                                          President


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